NEW ZEALAND HOPS LIMITED
Am. Reg., New Zealand Hops Ltd.
www:nzhops.co.nz	P.O. Box 1089 - (28269 Hwy. #74) - Evergreen - Colorado 80439-1089 - U.S.A.
Phone: (303) 674-2251 - Fax: (303) 674-8323 - E-mail: nzhops@attglobal.net

Ref.:NZ-CO-BCB-2006
Page 01 of 02
2006-01-20

CONTRACT FOR THE SUPPLY AND PURCHASE OF HOPS

between

New Zealand Hops Ltd.

and

Butte Creek Brewing Company

945 W. 2nd Street
Chico, California 95928
USA

Date:	2006-01-20	N.Z.H. Contract #BCB-2007
Customer Order # 2006-01-20

Product:	Whole Hops, Harvest 2007

Hop Variety	Quantity	Alpha
NZ Hallertau Aroma Organic	25 x 15 kG (33lbs)	TBD
NZ Pacific Gem Organic	20 x 15 kG (33lbs)	TBD
NZ B Saaz Organic	22 x 15 kG (33lbs)	TBD
NZ Cascade Organic	28 x 15 kG (33lbs)	TBD

Packing	Whole Hops in a 15 kG carton containing 3 (three) MiniVacPacs each 5KG.

Product Certification
1.	LCV Method of analysis of alpha EBC IV 7.3.2.

Marks:

Cartons to be marked with suppliers name, hop variety, Bio-Gro stamped and clearly marked, Batch or lot number, Alpha content and crop year. Bill of Lading and related documents to clearly state the shipment is NZ Bio-Gro Hops.

Delivery Address:	Same as above

Delivery Date:	As soon as possible after harvest and subsequent processing.

Freight & Storage:	Via Sea freight and stored in refrigerated warehouse in Yakima, Washington until shipping instructions from buyer or as agreed.

Insurance:	Seller to insure point of delivery

Price:	FOB Nelson at our price of US$8.20/lb (15 kG cartons) for NZ Hallertau Aroma Organic - whole hops
FOB Nelson at our price of US$8.20/lb (15 kG cartons) for NZ Pacific Gem Organic - whole hops
FOB Nelson at our price of US$8.40/lb (15 kG cartons) for NZ B Saaz Organic - whole hops
FOB Nelson at our price of US$8.35/lb (15 kG cartons) for NZ Cascade Organic - whole hops

Plus freight cost, customs clearance, any duties, warehouse, shipping, handling and delivery cost ex Yakima, Washington if any.

Payment Terms:	Due upon receipt of the Hops and invoice.

FORCE MAJEURE:

This contract is subject to Force Majeure. The New Zealand Hops Ltd. shall be relieved from all responsibility under this contract in the event of war, invasion, act of foreign enemy, hostilities (whether ware has been declared or not), civil war, revolution, regulation, strikes or lockouts, acts of God, restriction, act or order of any local, municipal or Government authority or department, shipping accidents, losses or delays or any other causes beyond its control resulting in any prevention, frustration, or delay in performance of its obligations under this contract.

In witness whereof, the parties have caused this instrument to be executed by their duly authorized officers for:
Butte Creek Brewing Company	Am. Reg., New Zealand Hops Ltd.

2006-01-20	2006-01-20
Date	Date
/s/ Larry Berlin	/s/ Finn B. Knudsen
Signature	Signature
Larry Berlin	Finn B. Knudsen
Name	Name

Brewmaster	President
Title	Title

End of Contract